                                                                      EXHIBIT 21


                              WILLBROS GROUP, INC.


                                                                                  JURISDICTION
                                                                                       OF
                             COMPANY NAME                                         INCORPORATION
                                  AND                                                  OR
         NAME UNDER WHICH IT IS DOING BUSINESS (IF APPLICABLE)                    ORGANIZATION
---------------------------------------------------------------------    ---------------------------------
Arctic Constructors Limited                                                            Canada
Associated Contractors Equipment Corporation                                           Panama
Construcciones Acuaticas Mundiales, S.A.                                              Venezuela
Constructora CAMSA, C.A.                                                              Venezuela
Contratistas Transandinos, S.A.   d/b/a/ COTRA                                        Colombia
Cruzamientos Direccionales Orizzon, S.A. de C.V.                                       Mexico
"ESCA" Equipment Service Compania Anonima                                             Venezuela
International Pipeline Equipment, Inc.                                                 Panama
Interproject Engineers Limited                                                     Cayman Islands
Inversiones CAMSA, C.A.                                                               Venezuela
Inversiones Willbros del Ecuador, S.A.                                                 Panama
Kompaniya Willbros  ZAO                                                                Russia
Monastere Inc.                                                                      Delaware, USA
Musketeer Oil B.V.                                                                   Netherlands
Osage Oilfield Services, Inc.                                                       Oklahoma, USA
Pipelines & Logistics, Inc.                                                         Delaware, USA
Pretensado S.A.                                                                       Venezuela
PT Willbros Indonesia                                                                 Indonesia
Rogers & Phillips, Inc.                                                             Delaware, USA
Servicios Petroleros Willbros, S.A. de C.V.                                            Mexico
Shield Constructors, Inc.                                                              Panama
Shield International Engineering, Inc.                                                 Panama
The Oman Construction Company, L.L.C.                                                   Oman
Vessel MWB 403, Inc.                                                                Delaware, USA
Vintondale Corporation N.V.                                                     Netherlands Antilles
Willbros Alaska, Inc.                                                               Delaware, USA
Willbros Al-Rushaid Limited                                                         Saudi Arabia
Willbros Andina Pipeline Investments, L.L.C.                                        Delaware, USA
Willbros Azerbaijan Limited                                                        Cayman Islands
Willbros Bolivia, S.A.                                                                 Panama
Willbros Butler International, Inc.                                                    Panama
Willbros Chile, S.A.                                                                    Chile
Willbros Construction & Engineering - Egypt, LLC                                        Egypt
Willbros Constructors, Inc.                                                            Panama
Willbros Constructors, Inc.                                                        Cayman Islands
Willbros Contracting Limited                                                           Cyprus
Willbros Energy Services Company                                                    Delaware, USA
Willbros Engineering & Construction Limited                                            Canada
Willbros Engineers, Inc.                                                            Delaware, USA

                                                                                  JURISDICTION
                                                                                       OF
                             COMPANY NAME                                         INCORPORATION
                                  AND                                                  OR
         NAME UNDER WHICH IT IS DOING BUSINESS (IF APPLICABLE)                    ORGANIZATION
---------------------------------------------------------------------    ---------------------------------
Willbros Far East, Inc.                                                                Vanuatu
Willbros Far East (PNG) Ltd                                                       Papua New Guinea
Willbros Far East Sdn. Bhd.                                                           Malaysia
Willbros Financial Services, Inc.                                                      Panama
Willbros Gabon, S.A.                                                                   Panama
Willbros, Inc.                                                                      Delaware, USA
Willbros International (Germany) G.m.b.H.                                              Germany
Willbros International, Inc.                                                           Panama
Willbros International Pty Limited                                                    Australia
Willbros Iran, Inc.                                                                    Panama
Willbros Kuwait Gas & Oil Field Services Co. (w.l.l.)                                  Kuwait
Willbros Latina, S.A.                                                                  Panama
Willbros Marine Assets, Inc.                                                           Panama
Willbros Middle East, Inc.                                                             Panama
Willbros (Nigeria) Limited                                                             Nigeria
Willbros (Offshore) Nigeria Limited                                                    Nigeria
Willbros Operating Services, Inc.                                                   Delaware, USA
Willbros (Overseas) Limited                                                        United Kingdom
Willbros Suramerica, S.A.                                                              Panama
Willbros Transandina S.A.                                                              Bolivia
Willbros (U.K.) Limited                                                            United Kingdom
Willbros USA, Inc.                                                                  Delaware, USA
Willbros West Africa, Inc.                                                             Panama
Willgrande, L.L.C.                                                                  Oklahoma, USA
Willsip, L.L.C.                                                                     Oklahoma, USA